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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) September 27, 2001

Option Care, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-19878	36-3791193
(Commission File Number)	(IRS Employer Identification No.)

100 Corporate North, Suite 212, Bannockburn, IL 60015
(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code  (847) 615-1690

________________________________________________
(Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure

    Filed herewith and incorporated herein by reference is a copy of the Company's press release dated September 27, 2001, announcing that its specialty pharmacy and distribution subsidiary, OptionMed™, has signed a prescription drug agreement with Health New England, Inc.

Item 7.  Financial Statements, Pro Forma Financials and Exhibits

(c)
Exhibits

Exhibit Number	Description
99.1	Press Release dated September 27, 2001.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OPTION CARE, INC.
	By:	/s/ RAJAT RAI Rajat Rai President, Chief Executive Officer and Director
Dated: September 27, 2001

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SIGNATURE